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                                                                      EXHIBIT 23

                  CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS


POTASH CORPORATION OF SASKATCHEWAN INC.

We hereby consent to the incorporation of our report dated February 10, 1999 into this Annual Report on Form 10-K for the year ended December 31, 1998 and into the following Registration Statements:

     --  Registration Statement No. 33-37855 on Form S-8
     --  Registration Statement No. 333-19215 on Form S-8


[signature]

DELOITTE & TOUCHE LLP

CHARTERED ACCOUNTANTS

Saskatoon, Saskatchewan, Canada

March 26, 1999